FOR IMMEDIATE RELEASE

Contact:

Lynn Kettleson

Clarke Communication Group

978-463-7952 (office)

617-512-5922 (mobile)

lkettleson@kettlesongroup.com

DAVLIN PHILANTHROPIC FUND CONTINUES SUSTAINABLE GIVING

WITH 2010 DONATIONS TO EIGHTEEN U.S. CHARITIES

WAYLAND, MA (April 19, 2010)  -- The Davlin Philanthropic Fund, the first mutual fund to allow investors to make charitable contributions from their advisory fees, has announced charitable awards to eighteen charities for 2010.  This marks the second year of Davlin fund donations.

The Davlin Philanthropic Fund is effective because it works the way we live.  Since the donations are part of the advisory fees, investors no longer have to decide between saving for retirement or giving to charity.  With the Davlin Philanthropic Fund, the more you save, the more you give.

For 41-year-old investor Craig Kaisand, this means not having to choose between saving for his children’s education or giving to his favorite charity: Hands Together for Haiti.  He invested $50,000 in the fund.  “If I don’t invest any additional money, don’t begin pulling money out until I’m 66, live to be 86 and get an average return of 7.0 percent, I will give Hands Together roughly $51,000 in donations at a minimum over that period.  This amount could be as high at $102,000, because the fund management company hopes to match my donations.  That could feed and educate a lot of Haitian children - it could even pay for a whole new school.”

This year’s Davlin Philanthropic Fund donations go to eighteen charities:

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Actor’s Fund of America: a nationwide human services organization that helps all professionals in performing arts and entertainment.

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Alzheimer’s Association: dedicated to research on the Alzheimer’s Disease and providing support programs for affected families.

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American Society for the Prevention of Cruelty to Animals: built upon the belief that animals are entitled to humane and respectful treatment at the hands of humans.

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Angel Flight East: a volunteer organization providing free air transportation for seriously ill patients who need treatment far from home.

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BELL National: an after-school program that exists to dramatically increase the academic achievements, self-esteem and life opportunities of children living in low-income, urban communities.

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Belmont Hill School: a secondary school dedicated to developing boys in mind, body, and spirit.

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Boston Harbor Island Alliance: a national park featuring 34 islands, 1,600 acres and 35 miles of undeveloped ocean shorelines- all within 10 miles of downtown Boston, MA.

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Boston University: an independent, co-educational, and non-sectarian institution of higher education and research located along the banks of the Charles River in Boston.

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Earthwatch Institute: engaging in research and education to promote the understanding and action necessary for a sustainable environment.

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Feeding America: a network of more than 200 food banks serving all 50 states, the District of Columbia and Puerto Rico, securing and distributing more than 2.5 billion pounds of food and grocery products annually.

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Hands Together for Haiti: building free schools in Haiti’s largest and poorest slums.

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Heifer Project International: works with communities around the world to end hunger and poverty and to care for the earth.

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Juvenile Diabetes Research Foundation: dedicated to finding a cure for diabetes and its complications through the support of research.

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Massachusetts Society for the Prevention of Cruelty to Children (MSPCC): dedicated to leadership in protecting and promoting the rights and well being of children and families.

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Nature Conservancy: the leading conservation organization working around the world to protect ecologically important lands and waters for nature and people.

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The Public Theatre/Shakespeare Festival: founded in New York’s Central Park on the belief that Shakespeare belongs to the people.

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University of Pittsburgh: one of the oldest and most comprehensive institutions of higher learning in the United States.

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WNRN:  a Charlottesville, VA. listener-supported public radio station.

"This represents an entirely new stream of donated funds for us,” said Doug Campbell, Executive Director of Hands Together for Haiti.   “For a small organization like ourselves, it's a blessing to receive donations from new supporters -- it's a chance for news of our work to spread to folks who might otherwise never hear of us."

Marylou Sudders, President & CEO of Massachusetts Society for the Prevention of Cruelty to Children, said:  "What an innovative concept this is. We are not only happy to accept this new stream of funding from the Davlin Philanthropic Fund, but we are also happy to promote them to our membership as a way to provide an additional funding stream.”

Bill Davlin, president of the Davlin Philanthropic Fund, said, “By creating a mutual fund where investors own the assets and get all the returns, and their favorite charities get a large portion of the advisory fees, we have created a tool that can offer the average person the opportunity to make a significant difference.  In addition, since each account also provides the option for a death benefit, our fund offers all the advantages of a planned giving program.”

“This is what we like to refer to as sustainable giving. Over the long term, we hope to fundamentally change the landscape of philanthropy,” he said.  “As we can continue to grow, the world will get a whole new group of philanthropic supporters.”   (To learn how much you can give as a lifetime philanthropist, go to www.davlinfunds.org and click on the Donation Calculator – Advanced Calculator & Assumptions.)

About the Davlin Philanthropic Fund

The Davlin Philanthropic Fund is the first no-load mutual fund that allows investors to make charitable contributions from their advisory fees while maintaining control and ownership of their investment.  The Davlin Fund charges 1.50% in fees, and donates one-third (or 0.50%) of the fee and 100% of fund manager’s profits to charities with guidance from fund investors.  The Fund is a diversified, open-end mutual fund investing primarily in US-based companies. The Fund seeks long term capital appreciation and emphasizes a value style of investing without regard to company size.  For more information, please go to www.DavlinFunds.org or phone 1-877-Davlin-8.

As always, investors should consider the investment objectives, risks, and charges and expenses of the Fund carefully before investing.  The prospectus contains these as well as other information about the Fund.  A prospectus may be obtained from www.DavlinFunds.org or by calling 1-877-Davlin-8.  Read the prospectus carefully before investing.

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